UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2026 (February 9, 2026)

SPACSphere Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43093	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8795 Folsom Blvd
Sacramento, California 95826

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (501) 201-0130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one-half of one redeemable warrant, and one right to receive one-fifth of one Class A ordinary share	SSACU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SSAC	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SSACW	The NASDAQ Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one Class A ordinary share upon the consummation of an initial business combination	SSACR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed on a Current Report on Form 8-K dated February 9, 2026, on February 9, 2026, SPACSphere Acquisition Corp. (the “Company”) consummated the IPO of 17,250,000 units (the “Units”). Each Unit consists of one Class A ordinary share (“Ordinary Share”), one-half of one redeemable warrant, and one-fifth (1/5) of one right (“Right”) to receive one Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $172,500,000.

As of February 9, 2026, a total of $172,500,000 of the proceeds from the IPO and the private placements with SPACSphere Sponsor LLC, the Company’s sponsor, and its direct institutional investors, consummated simultaneously with the closing of the IPO, were deposited in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of February 9, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the private placement is included with this report as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Balance Sheet dated February 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACSphere Acquisition Corp.

	By:	/s/ Bala Padmakumar
		Name:	Bala Padmakumar
		Title:	Chief Executive Officer

Dated: February 13, 2026

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